www.gmxresources.com www.gmxresources.com The date of these presentation materials is August 23, 2006 GMXR NASDAQ Global Market Exhibit 99.1

Certain Reserve Information
Forward Looking Statements
This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. They include statements regarding the company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company’s properties and potential reserve and production levels. These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company’s properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond the control of the company. Reference is made to the company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks. For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or
“upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the
SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

GMX RESOURCES INC.
GMXR
NASDAQ GM

GREGG
HARRISON
CADDO
BOSSIER
DESOTO
EAST TEXAS
WILLOW SPRINGS, 38
CARTHAGE, 38
OAK HILL, 58
BETHANY

Deepening Cotton Valley Gas Resource Play, Sabine Uplift;
North Carthage
Field; East Texas Panola & Harrison Counties; Cotton Valley Sands, Gas Shales, Travis Peak (Hosston) Sands
& Pettit Sands & Limes
Rapidly Growing Small Cap E&P Co.
High Quality Unconventional Resources
Cotton Valley Tight Gas Sands
‘Bossier’ Gas Shale
Repeatable Organic Growth
(1) 2Q06 locations 40 acre density total; includes unit leasing & unitization
(2) Estimated using Company owned rigs; UCV & LCV
(3) Company’s actual costs UCV only 12/31/05
All in F&D Costs $1.34
(2)
- $1.61 / mcfe
(3)
724 gross / 431 net CV Locations
(1)
92 gross / 50 net CV Wells < 12% Drilled!
6 Yrs of Development, 7 Rigs
CVS
Glen
Rose
Pettit
Travis
Peak
Map by Geomap Company, reprinted with permission

Long Life, Low Risk, Low Decline for Decades
100% Development Success
92 GMXR
CV Wells
50 Year Lives
Repeatable Production Growth Potential
89% Increase 2Q06 vs. 2Q05
120% Increase 3Q06 vs. 3Q05
(3)
100% Production Increase YE06 vs. YE05
(3)
Gas Recovery Per Well Yearly Increases
4 Consecutive Years
1.245 BCFE gross –
.996 BCFE net UCV EUR YE05
1.45   BCFE gross – 1.16 BCFE net  UCV EUR YE06-07 Potential
(2)
.60   BCFE gross – .48 BCFE net LCV EUR YE06-07 Potential
(2)
2.05   BCFE gross   1.64 BCFE net UCV & LCV EUR YE06-07 Potential (2)
Strong Reserve and NAV Growth Potential
162 BCFE YE05 ‘1P’
(4)
153% Increase
(1)
959 BCFE 3P06 Total Reserves
(2)
240 – 320 BCFE YE06 ‘1P’
(4)
Analyst Guidance 50% - 100% Increase
Resource Play Investment Characteristics
(1)
Based on Sproule reserves 12/31/05.
(2)
Internal estimates, company estimates of proved & unproved reserves YE06 – YE07
(3)
Company Guidance
(4)
1P – Proved Reserves; 3P - Proved, Probable & Possible Reserves. Ferris, Baker Watts, Inc. 4/7/06 - 320 BCFE, Capital One Southcoast, Inc. 4/7/06 -270 BCFE.
Pickering Energy Partners, Inc. 8/22/06 - 252 BCFE, A.G. Edwards & Sons, Inc. 4/17/06 - 256 BCFE, Sidoti & Company, LLC 6/25/06 - 247 BCFE, First Albany
Capital 6/13/06 - 245 BCFE.

GMX RESOURCES INC.
GMXR
NASDAQ GM

0
15,276
FEET
Cotton Valley
Producers
JV 50%
Caspiana
Elm Grove

JV 30% JV 30%
Gladewater /
Glenwood / White
Oak/ Willow
Springs
742 CV BCFE
882 Other BCFE
Woodlawn
162 CV BCFE
398 Other BCFE
Waskom
325 CV BCFE
919 Other BCFE
Oak Hill
1,266 CV BCFE
12 Other BCFE
Bethany / Elysian
459 CV BCFE
1,529 Other BCFE
Carthage / Beckville /
Briggs
4,103 CV BCFE
6,759 Other BCFE
Tatum / Blocker
367 CV BCFE
153 Other BCFE
O
v
e
r
t
o
n
100% 100%
Production data from IHS Dwights.
Texas Counties: Harrison, Panola, Gregg, Rusk, Caddo
Parish, LA:   7,352 CV Wells; 1,494 Permitted Wells,
48,352 Other Wells.  Prod Cum 8,471 CV BCFE,
25,593 Other BCFE as of May 2006
CV Well  - CV Depths
8,500’ – 12,000’
2006
Permitted
Wells
GMXR / PVA
JV Acreage
GMXR
100% Acreage
All fields, all
depths
CVS Producers & Field Production

Hold large inventory of Cotton Valley (“CV”) development prospects, including 632 gross and 381 net proved and unproved CV undeveloped drilling locations
(1)
Very active and successful drilling program
1)
Based on 40 acre density as of 8/16/06
2)
Company estimate dependant upon rigs utilized & efficiencies
GMXR Focus
Strategy Increase Production, Cash Flow and Earnings per share by ramping up drilling
Gross Net % Successful
2005 Drilling 31.0 16.0 100%
1H 2006 Drilling 24.0 13.6 100%
18 MonthTotal 55.0 29.6 100%
2H 2006 Drilling
(2)
51.0 25.0
Wells (1/1/05 - 6/30/06)

Rig Status
(1)
Diamond Blue Drilling Co. Wholly owned subsidiary of GMXR.
Rigs Operator Area Contract Term Status
1)
DBD #7
(1)
GMXR  GMXR
100% Area
GMXR
Own Active
2)
DBD #11
(1)
GMXR GMXR 100% Area GMXR Own 3Q06
3) Unit #309
GMXR
& PVA
GMXR 100%
/ JV 50% Well by Well Active
4) H & P #156 PVA JV 30% & JV 50% 2 yr 6/05 - 6/07 Active
5) D & D #11 PVA JV 30% Area Well by Well Active
6) H & P Flex #188 PVA JV 30% & JV 50% 90 Day Renewable Active
7) H & P Flex #229 PVA JV 30% & JV 50% 90 Day Renewable Active
8) Grey Wolf Flex PVA JV 50% Area 3 yr thru 09 4Q06

Upper & Lower Cotton Valley
(1)
Sproule & Associates
(2)
Company guideance
Gas Shale Resources – Several Layers
Emerging Field Pay
Lower CV 10,200 – 11,800’
Three Main Tight Gas Sands
Main Field Pay – Target Taylor Sands 9700 – 10,000’
Four 50’+ Tight Gas Sands
Emerging Field Pay Davis Sands  9100 – 9600’
Several 20’ – 40’ Tight Gas Sands Emerging Field Pay BCD Sands   8500 – 9000’
Higher Rates, less H
2
0 & Flatter Declines Main Field Pay Stroud Sands 8200 – 8400’
EUR 1.245 BCFE per well
(1)
YE05 - Company Expects YE06 Increases
EUR 2.05 BCFE per well by YE07 Potential
(2)

GMX RESOURCES INC.
GMXR
NASDAQ GM

SP [MV]
-160 40
GR [GAPI]
0 150
TOTAL_GAS [Units]
0 1500
NPOR [CFCF]
0.3 0
AO90 [OHMM]
0 40
DPHZ [CFCF]
0.3 0

Depth
6100
6200
6300
6400
6500
6600
6700
6800
6900
7000
7100
7200
7300
7400
7500
7600
7700
7800
7900
8000
8100
8200
8300
8400
8500
8600
8700
8800
8900
9000
9100
9200
9300
9400
9500
9600
9700
9800
9900
10000
10100
10200
10300
10400
10500
10600
10700
10800
10900
11000
11100
11200
11300
11400
11500
11600
11700
Primary Gas Reservoirs
Probable Gas Reservoirs

6,100
7,000
8,000
9,000
10,000
11,000
Other
Pettit
Travis Peak /
Hosston Sands
Lower TP
Stroud Sands
BCD Sands
Davis Sands
Taylor Sands
Upper Bossier
Middle Bossier
Lower Bossier
Haynesville
Smackover
(1) Company internal estimates of proved & unproved reserves. 40 Acre spacing.
28
41
139
496
210
50
959 BCFE
(less 5 BCFE 06 Production)
Conventional
Reservoirs
Tight Gas Sands
Gas Shale
Resources
3P Reserves (BCFE) by Layer
(1)
Stick Plot
Mudlog & Open Hole Log
U
C
V
L
C
V

10 New Deeper Resources U C V L C V 8,000’ 11,700’ BCD Davis Taylor Upper Bossier Middle Bossier Lower Bossier Haynesville Smackover S N 18.75 miles 10,000’ Stroud * Red indicates Gas Shows

2006 CV
Drilling Plan  & Update
North Carthage GMXR / PVA Joint Venture
(1)
Map as of May 2006.  CVS wells only.
Wells < 8100’ omitted.
JV 30% Area -
GMXR
30% WI
•
Drill 42 gross / 13 net
CV Wells
•
9,990 gross /2,962 net GMXR
e Acres
•
186 gross / 58 net YE06
(2)
• 2006 Drilling #19, #20, #21
• Total Drilled 54 Wells
GMXR
100% Area - 100% WI
•
Drill 19
CV Wells
• •
9,217 gross /7,990 net GMXR
e Acres
•
182 gross/ 182 net YE06
(2)
• 2006 Drilling #9
• Total Drilled 27 Wells
JV 50% Area –
GMXR
50% WI
• •
Drill 14 gross / 7 net
Drill 14 gross / 7 net
CV Wells
•
9,766 gross / 4,316 net GMXR
e Acres
•
223 gross / 112 net YE06
(2)
• 2006 Drilling #7
• Total Drilled 11 Wells
New Permits
or
2006 Well
CVS
Gas Well
GMXR
JV Acreage
GMXR
100% Acreage
(1) Company internal estimates;  Schedule dependant
upon rig efficiency.   Number of wells to be drilled in
all areas are estimated.  Net ownership of wells will
increase by leasing & unitization.
(2) YE06 Locations on 40 acre density.

Recent Developments and Plans
Over 20 Deep Tests Drilled; 9 LCV & UCV Completions
Results to Date:
Field Avg. IP LCV 928 mcfgpd; UCV 1,480 mcfgpd
Average Cycle Time 62 days to Taylor Sales!
1
st
3,000’ Horizontal Drilling Lateral Now
7
th
Rig Coming Soon to 100% Area DBD #11
Additional Horizontal Wells Planned
$8 Hedge Approx. 30% of Current Production for July 2006
100,000 MMBTU per Month, Houston Ship Channel
Map by Geomap Company, reprinted with permission
CVS
Glen
Rose
Pettit Travis
Peak
18 miles N-S x 8 miles wide

Resource Play Activity
20 acre density, 600’ separations, 467’ from lease line ‘Beginning’
40 acre density, 1,200’ separation, 467’ from lease line ‘Common’ Field Rules
Expansion of Play / Drilling Preparation / Operations
Land Office Marshall, TX; Field Office 12,000 sq. ft. & 10 Acres Yard
Many New CV Gas Units to be Formed in 2006
20 Acre Development in Area Continuing
KCS/Petrohawk, Devon & XTO
(1)
74 Miles of Right of Way Pipelines in 100% Area; High & Low Pressure, Gas Lift Gas & Disposal Lines
(1) Endeavor Pipeline wholly owned subsidiary of GMXR
(2) From well head to delivery points within all 3 AMIs
Take Away Capacity 65 mmcfepd; increasing to 77 mmcfepd thru out AMIs
(2)
75% - 83.3% NRI (most NRI >= 80%) Net Revenue
$500 - $700 per acre Bonus & Brokerage

Continue Growing Proved Reserves
YE05 162 BCFE (2) 153% Increase
YE06          245-320 BCFE (3) 50% – 100% Increase
Building Shareholder Value
(1)
3Q06 are Company estimates
(2)
Sproule Associates, Inc. 12/31/04 & 12/31/05
120% Increase 1.10 BCFE    vs. 3Q05  .48 BCFE 3Q06
89% Increase .92 BCFE vs. 2Q05 .49 BCFE 2Q06
Accelerate
Accelerate
Increase
Increase
in
in
Natural
Natural
Gas
Gas
Production
Production
(1) Organic Growth:
Production Growth + Reserve Growth = Shareholder Value Growth
Analyst’s Proved Reserve           Forecast YE06
Ferris, Baker Watts, Inc. 4/7/2006 320 BCFE
Capital One Southcoast, Inc. 4/7/2006 270 BCFE
Pickering Energy Partners, Inc. 8/22/2006 252 BCFE
A.G. Edwards & Sons, Inc. 4/17/2006 256 BCFE
Sidoti & Company, LLC 6/25/2006 247 BCFE
First Albany Capital 6/13/2006 245 BCFE

(1)
2006 is Company estimate based on past rig performance, estimated prices and existing contracts.
(2)
CAPEX includes pipelines, compressors, rigs, acreage & completed well costs.
(3)
Including current portion.
(4)
Pro-forma with Preferred Stock Proceeds received in Aug. 06
$96 mm
126 gross/ 63 Net 75 gross/
39 Net
2006
(1)
6 Rigs
$40 mm
51 gross/ 24.3 Net 28 gross/
13.3 Net
2005 1-4 Rigs
GMXR
CAPEX
(2)
YE CV Producers CV Drilling
Capital Expenditures
(1)
Balance Sheet Summary
Low Leverage
1.6% 2.9% LTD to Equity
$121,854 $61,225 Shareholders Equity
$1,942 $1,756 Long-Term Debt
(3)
$142,880 $81,103 Total Assets
$94,025 $58,927 Oil & Natural Gas Properties
$19,426 $2,392 Cash and Cash Equivalents
Jun. 30, 06
(4)
Dec. 31, 05 ($ in thousands)
Existing Credit Line $35 mm
Feb. 2006 Warrants Exercised $14 mm
Probable Increase in Credit Line $8 mm
Non-convertible Preferred Stock $47mm
Funding Total from Above $104mm
est. CAPEX $96 mm
CAPEX Funding 2006
YE05 CF $16.8MM

(1)
Sproule Associates, Inc.
(2)
07/10/06 Company internal projections. EUR for 80s & 40s are the same, Company expects 80s to increase & 40s to be less than 80s.
(3)
Less 5 BCFE 06 Production
‘GMXR’ NAV STRATEGY
Drill Undeveloped Reserves/Convert Probables to Proved
- More Growth
(3)
959 BCFE
- Grow Inventory
Possible
(2)
198 BCFE
- Convert to Proved
Probable
(2)
604 BCFE
- Accelerate Drilling
Proved 2005
(1)
162 BCFE
Net
- Better completion methods, multi stage
completions, improved performance, field
expansion and deeper zones will all contribute to
growth in reserve expectations for 2006 & 2007
1P
3P
Analyst’s Proved Reserve           Forecast YE06
Ferris, Baker Watts, Inc. 4/7/2006 320 BCFE
Capital One Southcoast, Inc. 4/7/2006 270 BCFE
Pickering Energy Partners, Inc. 8/22/2006 252 BCFE
A.G. Edwards & Sons, Inc. 4/17/2006 256 BCFE
Sidoti & Company, LLC 6/25/2006 247 BCFE
First Albany Capital 6/13/2006 245 BCFE

‘GMXR’ Internal Projected Net 3P Reserves
(1)
12/31/05 YE SEC Reserves – Sproule & Associates, Inc.
(2)
50 BCFE each in Probable & Possible are expected Reserve additions in CVS EURS through 2007
(3)
Based on Company internal projections as of July 11, 2006.
(4)
40 Acre Density only
Proved
(1)
Probable
(3)
Possible
(3)
Potential
(3)
Reservoirs & Depth BCFE BCFE BCFE BCFE
Lignite (<1,000') no est.
Glen Rose/Morringsport (4,000') 1
Rodessa (5,500') 1 23
Sligo Pettit (6,000') 6 35
Travis Peak (6,300' - 8,200') 16 89 34 no est.
Upper CV Sands (8,200' - 9,900') 40 Acre
(4)
136 310
(2)
50
(2)
Lower Cotton Valley (9,900' - 11,600') 40 A.
(4)
170 40 no est.
UCV & LCV 20 Acre Density no est.
Smackover (>11,600') 50 no est.
New Mexico 3
Total 162 604 198 0
Total '3P' Reserves
(-5 BCFE 06 Production)
959

GMX RESOURCES INC.
GMXR
NASDAQ GM

Bcfe

MMcfe

PV-10%

Millions

Drilling success rate of 100%
(2004 – 1H 2006)
$97.5 million capital invested
(2004 – 1H 2006)
$96 million CAPEX 2006
Overview of GMX RESOURCES INC.
Proved Reserves Proved Reserves
Production Production
(1)
Analyst Midpoint Estimates. Analyst range 240 – 320 BCFE YE06
(2)
Company Guidance
53.0
64.3
162.0
280.0
0.0
50.0
100.0
150.0
200.0
250.0
300.0
2003 2004 2005 2006 (1)
1,124
1,231
2,220
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
2003 2004 2005 2006 (2)
4,600 - 5,000
$71.2
$83.2
$409.6
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2003 2004 2005

High Quality Resource Plays Valuation Metrics
(1)
Proved Reserves
6/5/2006 CHK buys Four Sevens 160 BCFE $845 mm
$4.90 / mcfe
5/2/2006 DVN buys Chief 617 BCFE $2,200 mm
$3.57 / mcfe
4/21/2006 HAWK buys KCS 463 BCFE $1,900 mm
$4.10 / mcfe
Recent Transactions
Alternative Valuation
5/2/2006 DVN buys Chief   3P Reserves:
Proved          $1.62 / mcfe
Prob & Poss $ .86 / mcfe
(1)
Company press releases & company conference calls; analyst’s reports
7/25/2006 EXCO buys Winchester from Progress
3P Reserves:
Proved          $1.95 / mcfe
Prob & Poss $1.44 / mcfe

GMXR’s Neighbors
BP
Comstock
NEG
Samson
Samson Samson
Comstock
Peoples/
EnCana
Hunt
Chevron
Anadarko
Anadarko Anadarko
Devon Devon
XTO
Goodrich
EXCO
BP
Anadarko
Texas Counties: Harrison, Panola, Gregg & Rusk
and Caddo Parish, LA:   57,198 Wells
Prod Cum 34,061 BCFE as of  May 2006
TXOK
XTO
Samson
Devon
Chevron Chevron
CHK
Permitted Wells or
2006 Wells
Map depicts all wells, all depths.  Production data from IHS Dwights.
Chevron
Forest Oil
Gas
Well
Oil
Well
Forest Oil
Comstock
Goodrich
P
e
t
r
o
h
a
w
k
S
W
N
Progress /
EXCO
Devon

GMX RESOURCES INC.
GMXR
NASDAQ GM

Enterprise Value / 2005 Proved Reserves Mcfe

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
SW Energy Carrizo Goodrich Delta Petro Ultra Expl. Co. Comstock
Resources
Petrohawk Brigham Expl GMXR
Note:  Growth E&P companies with similar  resource assets. Data source: CapitalIQ, reserves from company press releases.  As of 4:00 PM CST August 15, 2006.
TEV = current market cap + (preferred stock + debt - cash & st investments) reported as of 12/31/2005.
Average = $4.22
$2.26
GMXR
Valuation vs. Peer Growth Group
GMXR Has Room To Grow!
YE05
162 BCFE

LOE & Tax/mcfe
(3)
($0.93 LOE + $0.54 Taxes)                  $1.47 1.6% L-T Debt / Total Capitalization:
(6)
Unused credit line:
(5)
$35 Million 60% Institutional Ownership:
(1)
$96 Million e 2006 CAPEX: 21% Management Ownership:
(4)
$40 Million 2005 CAPEX: 296,000 90 Day Average Daily Volume
(1)
Natural Gas Reserves: 93% 11,214,967 Shares Outstanding:
Proved Undeveloped:                                              115.9 BCFE $350,000,000 Market Value:
(1)
Proved Developed:                                                46.1 BCFE 25.17 - $50.50 YTD Price Range:
Proved Reserves 12/31/05:
(2)
162 BCFE
$32.33
Recent Price:
GMX Mar. 2003, 27 yrs drilling, completion & production
options 49 Richard Hart, Jr.
Operations Mgr. P.E
Consulting Reservoir Engineer.   31 years options 50 Timothy Benton
Reservoir P.E.
32 years Gas Marketing
options 57 Keith Leffel
VP Endeavor Pipeline
options
7.8%
8.8%
‘GMXR’
Land Management.  E & P 26 years
55 Gary Jackson
VP Land
CFO, EVP, Director, Co-Founder, NYSE.
25 years E & P 71 Ken Kenworthy, Sr.
CFO, EVP, Dir.
President, CEO, Chairman, Co-Founder, Geoscientist.
31 years E & P 50 Ken Kenworthy, Jr.
Pres., CEO, Chair
Background Age Name / Position
(1)
Nasdaq as of August 15, 2006. Average Daily Volume is Last 90 Trading Days.
(2)
Proved Reserves Sproule & Assoc.
(3)
1YE05.
(4)
Ken Kenworthy, Jr. and wife own
13.9% of common stock when combined.
(5)
Estimated 3/31/06, using credit facility.
(6)
Pro-forma with Preferred Stock Proceeds received in Aug. 06
GMX RESOURCES INC.  ‘GMXR’

Upper & Lower Cotton Valley Stats
(1)
Estimated using Company owned rigs LCV & UCV
(2)
Company’s actual costs – see
definition-in
Glossary of Terms
(3)
2002 – 2006 historical costs; costs could go up in 2006
Spud to TD 18 Days
Spud to Spud 30 Days
Spud to Sales 60 - 75 Days
All in F&D Costs
$1.34
(1)
- $1.61
(2)
Completed Well Cost
$2.2 mm
(3)
3-5 completions, 2-3 Fracture Treatments, Commingled
Fracture Stimulation
2 - 3 Stages
6,000-11,000 bw less gel; 250,000 - 450,000 # tempered 40/70 & 20/40 sand;
55-70 bpm
Economic Life 45 years
Basis Differential 7 - 7.5% Discount from NYMEX
MMBTU 1.098

IRR
%
65.00
55.00
45.00
35.00
25.00
15.00
5.00
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Un-Discounted Payout
Yrs
3.50
3.00
2.50
2.00
1.50
1.00
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

F & D Costs
$/MCFE
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Profitability Index
Net/Inv
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Sensitivity Cases, Upper Cotton Valley Well Gross Reserves Estimated @ 1.45 BCFE; Net 1.16 BCFE
Effective Date 1/1/2006
Project Start Date 1/1/2006 Cotton Valley Well Weighting 1.000
Nymex F&D PV10/ Profitability
Gross Gas Gross Oil Net Gas Net Oil Gas Dif Oil Dif Oil Price Gas Price Project Payout Net NPV, MM$ Cost Cost MCFE Index
MMCF MBO MMCF MBO $/MCF $/BO $/BO $/MMBTU Life,yrs yrs /Inv IRR/% 10% M$ Cost/MMCFE $/MCFE PV10/INV
1368 13.68 1074.0 10.74 -0.73 -2.600 50.00 8.000 45.0 1.68 3.85 43.78 1.670 1600 1.38 $             2.87              2.08
1368 13.68 1074.0 10.74 -0.55 -2.040 38.00 6.000 45.0 1.89 3.35 37.78 1.097 1280 1.10 $             2.09              1.89
1292 12.92 1014.6 10.15 -0.36 -1.480 26.00 4.000 36.8 2.46 2.56 28.43 0.532 960 0.89 $             1.39              1.55
1204 12.00 945.3 9.45 -0.27 -1.200 20.00 3.000 29.8 3.17 2.00 20.76 0.249 800 0.80 $             1.05              1.31
*
These tables are designed to demonstrate hypothetical results based on the assumptions listed. There is no assurance that actual results will occur as shown.

Gross Gas						Oil Price											

IRR
%
65.00
55.00
45.00
35.00
25.00
15.00
5.00
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Un-Discounted Payout
Yrs
4.00
3.50
3.00
2.50
2.00
1.50
1.00
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

F & D Costs
$/MCFE
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Profitability Index
Net/Inv
2.70
2.20
1.70
1.20
0.70
0.20
8.000
6.000
4.000
3.000
Nymex, $/MMBTU

Sensitivity Cases, Upper & Lower Cotton Valley Well Gross Reserve Estimated @ 2.05 BCFE; Net 1.64 BCFE
Effective Date 1/1/2006
Project Start Date 1/1/2006 Cotton Valley Well Weighting 1.000
Nymex Disc F&D PV10/ Profitability
Gross Oil Net Gas Net Oil Gas Dif Oil Dif Gas Price Project Payout Payout Net NPV, MM$ Cost Cost MCFE Index
MMCF MBO MMCF MBO $/MCF $/BO $/BO $/MMBTU Life,yrs yrs yrs /Inv IRR/% 10% M$ Cost/MMCFE $/MCFE PV10/INV
1934.4 19.34 1518.5 15.18 -0.73 -2.600 50.00 8.000 45.0 1.66 1.39 4.22 45.29 2.500 2200 1.37 $           2.92          2.14
1934.4 19.34 1518.5 15.18 -0.55 -2.040 38.00 6.000 45.0 1.91 1.46 3.68 38.03 1.652 1800 1.12 $           2.14          1.92
1934.4 19.34 1518.5 15.2 -0.36 -1.480 26.00 4.000 45.0 2.60 1.92 2.84 27.55 0.810 1400 0.87 $           1.37          1.58
1851.6 18.50 1453.5 14.50 -0.27 -1.200 20.00 3.000 38.5 3.48 2.35 2.23 19.73 0.387 1200 0.78 $           1.03          1.32
*
These tables are designed to demonstrate hypothetical results based on the assumptions listed. There is no assurance that actual results will occur as shown.

Glossary of Terms
Joint Venture JV
Finding and Development Costs.  Total acreage and
completed well costs are divided by estimated EUR per
well. Our measure of F & D costs may not be
comparable to other companies.  At this time, internal
estimates were also used for rate using Company owned
rig.
F & D
Estimated Ultimate Recovery.  EUR
Estimated future gross revenue to be generated from the
production of proved reserves, net of estimated production,
future development costs, and future abandonment costs,
using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related
expenses such as general and administrative expenses, debt
service and future income tax expense or to deprecation,
depletion and amortization.
Estimated
Future Net
Revenues
Exploration and Production E & P
Completed Well Cost CWC
Cotton Valley Sand Well CVS
Completed Cotton Valley CCV
Capital Expenditures CAPEX
Billion Cubic Feet Gas Equivalent  (oil & gas combined
6:1 basis to gas equivalent)
BCFE
barrel of oil bbl or bo
Possible Reserves 3P
Probable Reserves 2P
Proved Reserves 1P
Upper Cotton Valley UCV
Trillion cubic Feet Gas Equivalent (oil & gas combined 6:1
basis to gas equivalent)
TCFE
Travis Peak/Pettit TP/P
To begin drilling operations on a well.
Spud
Penn Virginia Oil and Gas PVOG
Penn Virginia Corporation PVA
Proved Undeveloped Wells PUD
Probable Undeveloped Wells Prob
When used with respect to oil and gas reserves, present value means the Estimated Future Net Revenues discounted using
an annual discount rate of 10%.
Present Value or PV
Possible Undeveloped Wells Poss
Petroleum Engineer PE
Million cubic feet gas per day mmcfgpd
Million cubic feet gas mmcfg
One million cubic feet of gas equivalent MMCFe
One million cubic feet of gas MMCF
One thousand cubic feet of gas equivalent per day mcfepd
One thousand cubic feet of gas equivalent MCFe
One thousand cubic feet of gas MCF
One thousand barrels of oil MBbls
Lower Cotton Valley LCV